                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12


                             Potlatch Corporation
.............................................................................
               (Name of Registrant as Specified In Its Charter)

                             Potlatch Corporation
..............................................................................
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:
         .......................................................................

      2) Aggregate number of securities to which transaction applies:
         .......................................................................

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
         .......................................................................

      4) Proposed maximum aggregate value of transaction:
         .......................................................................

* Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ......................................................

      2) Form, Schedule or Registration Statement No.:
         ......................................................

      3) Filing Party:
         ......................................................

      4) Date Filed:
         ......................................................


Notes:

                                      LOGO
                              POTLATCH CORPORATION

                               ONE MARITIME PLAZA
                        SAN FRANCISCO, CALIFORNIA 94111


                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 19, 1994

                               ----------------

                           NOTICE AND PROXY STATEMENT

                             POTLATCH CORPORATION

                              ONE MARITIME PLAZA
                        SAN FRANCISCO, CALIFORNIA 94111

                                                                 March 24, 1994

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders which will be held on Thursday, May 19, 1994 at 11:00 A.M. at the Four Seasons Clift Hotel, San Francisco, California.

  The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

  After reading the statement, PLEASE MARK, DATE, SIGN AND RETURN, AT AN EARLY DATE, THE ENCLOSED PROXY in the prepaid envelope to Harris Trust and Savings Bank, our agent, to ensure that your shares will be represented.

  The Board of Directors and Management look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ Richard B. Madden

                                          Richard B. Madden
                                          Chairman of the Board and Chief
                                          Executive Officer

                ----------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 19, 1994

  The Annual Meeting of the Stockholders of Potlatch Corporation (the "Company") will be held at the Four Seasons Clift Hotel, San Francisco, California, on Thursday, May 19, 1994 at 11:00 A.M. for the following purposes:

    1. To elect five Directors to serve until the 1997 Annual Meeting of Stockholders.

    2. To ratify the selection of independent auditors.

    3. To transact such other business as may properly come before the meeting and any adjournment thereof.

  The Board of Directors has fixed the close of business on March 21, 1994 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. A complete list of stockholders entitled to vote will be available at the Company's executive offices, One Maritime Plaza, San Francisco, California, for ten days prior to the meeting.

                                          /s/ Sandra T. Powell

                                          Sandra T. Powell
                                          Vice President, Financial Services
                                          and Secretary

March 24, 1994

                                                                 March 24, 1994
                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Potlatch Corporation, a Delaware corporation (the "Company"), One Maritime Plaza, San Francisco, California 94111, of proxies in the accompanying form to be used at the Annual Meeting of Stockholders to be held on May 19, 1994, or at any adjournment thereof. The shares represented by the proxies received pursuant to this solicitation and not revoked will be voted at the Annual Meeting. A stockholder who has given a proxy may revoke it by voting in person at the meeting, by giving written notice of revocation to the Secretary of the Company or by giving a later dated proxy at any time before voting. On the matters coming before the meeting as to which a choice has been specified by the stockholders by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted FOR the election of the nominees for Director listed in this Proxy Statement and FOR approval of the proposal referred to in item 2 in the Notice of Annual Meeting and described in this Proxy Statement.

  The close of business on March 21, 1994 has been fixed as the record date for determining the holders of the Common Stock entitled to notice of and to vote at the meeting. On such date the Company had 29,212,606 shares of Common Stock outstanding and entitled to vote. As provided in the Company's Restated Certificate of Incorporation (the "Charter"), a holder of Common Stock will be entitled to four votes on each matter submitted to a vote of stockholders for each share of Common Stock beneficially owned on March 21, 1994 which (i) has been beneficially owned continuously from and including March 1, 1990 or (ii) has been acquired pursuant to tax-qualified employee benefit plans of the Company or the Company's dividend reinvestment plan. A stockholder will be entitled to one vote per share for each share of Common Stock beneficially owned on March 21, 1994 which does not meet one of the above criteria. Stockholders who have become beneficial owners of Common Stock within the last 48 calendar months (subsequent to March 1, 1990) will be entitled to four votes per share with respect to each share held for at least 48 consecutive calendar months (dating from the first day of the first full month on or after the date the holder acquired beneficial ownership of such share) prior to the record date for a stockholders' meeting.

  Stockholders who own shares of Common Stock in "street" or "nominee" name are presumed to be entitled to exercise one vote per share and must submit proof of continued beneficial ownership in order to be entitled to four votes per share. Such proof must consist of a written certification by the holder that there has been no change in beneficial ownership of his or her shares for a period of at least 48 consecutive calendar months as of the record date. The required form for this certification is provided on the proxy card given to stockholders who own shares of Common Stock in "street" or "nominee" name. The Company reserves the right, however, to require additional evidence to determine whether any such stockholder is entitled to four votes per share.

  To transact business at the Annual Meeting, a quorum consisting of a majority of the voting power of the Company's outstanding shares of Common Stock and one-third of the total number of shares of Common Stock entitled to vote at the Annual Meeting must be represented. Under Delaware law and the Company's Charter and By-Laws, the aggregate number of votes entitled to be cast by all stockholders represented at the Annual Meeting is counted for the purpose of determining whether there is a sufficient quorum. A stockholder is deemed to be represented at the Annual Meeting if the stockholder is present at the Annual Meeting in person or by proxy and has authority to vote on at least one item.

  The affirmative vote of a majority of the voting power present and entitled to vote at this Annual Meeting is required for approval of any matter voted upon. Abstentions have the same effect as negative votes. Votes withheld by a stockholder and broker non-votes are not counted for purposes of determining whether the item is approved.

  The Charter provides that with respect to any matter submitted to a vote of stockholders solely under Articles Sixth, Eighth or Twelfth of the Charter all holders will be entitled to one vote per share. No such matter is being submitted at this meeting.

  A copy of the Company's 1993 Annual Report to Stockholders containing financial statements for the year ended December 31, 1993 accompanies this Proxy Statement.

  The expense of printing and mailing proxy material will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain Directors, officers and other employees of the Company in person or by telephone, telegraph or telex; no additional compensation will be paid for such solicitation.

  Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to certain beneficial owners of the Company's Common Stock, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. The Company has retained D.F. King & Co., Inc., to aid in the solicitation of proxies for a fee estimated at $7,000 plus out-of-pocket expenses.

                             ELECTION OF DIRECTORS
                       (PROPOSAL ONE ON THE PROXY CARD)

    The Board of Directors unanimously recommends a vote FOR this proposal.

  The Board of Directors is divided into three classes serving staggered three-year terms. At the 1994 Annual Meeting of Stockholders, five Directors are to be elected to serve until the 1997 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified or until the end of the calendar year in which the Director attains the age of 70 as required by the Company's By-Laws. In order to equalize the classes because of Directors' retirements in 1993, Richard B. Madden, who was elected for a three-year term in 1992, is now a nominee for a three-year term ending in 1997. All nominees for election are presently members of the Board of Directors.

  Directors are elected by a majority of the votes cast in the election. The Board of Directors knows of no reason why any of the nominees for Director will be unable to serve. In the event any of the nominees becomes unable or declines to serve, the proxies may be voted for the balance of those named and for such other nominee as the Board may select, or the Board may be reduced accordingly.

INFORMATION WITH RESPECT TO NOMINEES FOR ELECTION AND DIRECTORS CONTINUING IN OFFICE

  There follow the names and ages of the nominees for Director and of the Directors continuing in office, their principal occupations or employment at present and for the past five years, certain directorships held by each and the year in which each became a Director of the Company.

Nominees for Election for a Three-Year Term Ending in 1997

Richard B. Madden(1).....  Mr. Madden, age 64, became a Director of the Com-
                           pany in 1971. He is Chairman of the Board and Chief Executive Officer of the Company until he retires from such position upon the adjournment of the An-nual Meeting of Stockholders on May 19, 1994. He also served as President from May 1987 through April 1989. Mr. Madden is also a director of Con-solidated Freightways, Inc., Pacific Gas and Elec-tric Company and URS Corporation.

Richard M. Morrow(2).....  Mr. Morrow, age 68, became a Director of the Com-
                           pany in 1990. He served as Chairman of the Board and Chief Executive Officer of Amoco Corporation (petroleum and chemical products), Chicago, Illi-nois, from September 1983 through February 1991. Mr. Morrow served as Chairman of the Board of West-inghouse Electric Corporation (electrical equip-ment), Pittsburgh, Pennsylvania, from January 1993 through June 1993. He is also a director of R.R. Donnelley & Sons Company, First Chicago Corpora-tion, The First National Bank of Chicago, Marsh and McLennan Companies, Inc., Seagull Energy Corpora-tion and Westinghouse Electric Corporation.

John M. Richards(4)......  Mr. Richards, age 56, became a Director of the Com-
                           pany in 1991. He is President and Chief Operating Officer of the Company and has served in that ca-pacity since May 1989. Mr. Richards will succeed Richard B. Madden as Chairman of the Board and
                           Chief Executive Officer of the Company upon the ad-journment of the Annual Meeting of Stockholders on May 19, 1994. Mr. Richards also served as Executive Vice President, Finance and Administration from May 1987 through April 1989.
                                                          (Notes are on page 5)

Reuben F.                  Mr. Richards, age 64, became a Director of the Com-
Richards(2)(4)...........  pany in 1974. He is Chairman of the Board of Terra
                           Industries Inc. (agriculture), New York, New York and also Chairman of the Board, President and Chief
                           Executive Officer of Minorco (U.S.A.) Inc. (natural resources), Denver, Colorado. He became Chairman of
                           Minorco (U.S.A.) Inc. in May 1990 and its President and Chief Executive Officer in February 1994. Mr.
                           Richards served as President and Chief Executive
                           Officer of Terra Industries Inc. from June 1983 to
                           May 1991. He is also a director of Ecolab Inc., En-gelhard Corporation, Minorco and Santa Fe Energy
                           Resources, Inc.

Frederick T.               Mr. Weyerhaeuser, age 62, became a Director of the
Weyerhaeuser(2)            Company in 1960. He is Chairman of the Board and
                           Treasurer of Clearwater Management Company, Inc.
                           and Clearwater Investment Trust (financial manage-ment companies), St. Paul, Minnesota.

Directors Continuing in Office Until the 1995 Annual Meeting of Stockholders

Richard A. Clarke(1).....  Mr. Clarke, age 63, became a Director of the Com-
                           pany in 1985. He is Chairman of the Board and Chief Executive Officer of Pacific Gas and Electric Com-pany (public utility), San Francisco, California. Mr. Clarke is also a director of BankAmerica Corpo-ration.

Allen F. Jacobson(4).....  Mr. Jacobson, age 67, became a Director of the Com-
                           pany in 1990. He served as Chairman of the Board and Chief Executive Officer of Minnesota Mining and Manufacturing Company (diversified manufacturing company), St. Paul, Minnesota, from March 1986 through October 1991. Mr. Jacobson is a director of Abbott Laboratories, Alliant Techsystems Inc., De-luxe Corporation, Minnesota Mining and Manufactur-ing Company, Mobil Corporation, Northern States Power Company, The Prudential Insurance Company of America, Sara Lee Corporation, Silicon Graphics, Inc., U S West, Inc. and Valmont Industries, Inc.

George F. Jewett,          Mr. Jewett, age 66, became a Director of the Com-
Jr.(1)(3)................  pany in 1957. He is Vice Chairman of the Board of the Company.

Vivian W. Piasecki(3)....  Mrs. Piasecki, age 63, became a Director of the
                           Company in 1992. She is a Trustee of the University of Pennsylvania (educational institution), Phila-delphia, Pennsylvania. She is also Chairman of the Board of Overseers for the University of Pennsylva-nia School of Nursing and a Board Member of the University of Pennsylvania Medical Center. Mrs. Piasecki is also a director of First Fidelity Bank, NA Pennsylvania Regional Board and the Mutual As-surance Company.

Robert G.                  Mr. Schwartz, age 65, became a Director of the Com-
Schwartz(1)(2)...........  pany in 1973. He served as Chairman of the Board of
                           Metropolitan Life Insurance Company (life insur-ance), New York, New York from February 1983 through March 1993 and was also its President and Chief Executive Officer from September 1989 through
                           March 1993. Mr. Schwartz is also a director of Com-munications Satellite Corp., Consolidated Edison of
                           New York, Lone Star Industries, Inc., Lowe's Compa-nies, Inc., Metropolitan Life Insurance Company,
                           Mobil Corporation and Reader's Digest Association,
                           Inc.
                                                          (Notes are on page 5)

Directors Continuing in Office Until the 1996 Annual Meeting of Stockholders

Kenneth T. Derr..........  Mr. Derr, age 57, became a Director of the Company in 1994. He is Chairman of the Board and Chief Ex-ecutive Officer of Chevron Corporation (interna-tional oil company), San Francisco, California. Mr. Derr is also a director of Citicorp.

Toni Rembe(1)(4).........  Ms. Rembe, age 57, became a Director of the Company in 1975. She is a Partner of Pillsbury Madison & Sutro (law firm), San Francisco, California. Ms. Rembe is also a director of American President Com-panies, Ltd., Pacific Telesis Group and Safeco Cor-poration.

Richard M.                 Mr. Rosenberg, age 63, became a Director of the
Rosenberg(3)(4)..........  Company in 1992. He is Chairman of the Board, Pres-
                           ident and Chief Executive Officer of BankAmerica
                           Corporation (bank holding company) and Bank of America NT&SA (banking institution), San Francisco,
                           California. Mr. Rosenberg became Chairman and Chief
                           Executive Officer of BankAmerica Corporation and
                           Bank of America NT&SA in May 1990. He served as
                           Vice Chairman of the Board of both companies from 1987 to February 1990. He also served as President of both companies from February 1990 to April 1992, resuming that position in October 1992. Mr. Rosen-berg is also a director of Airborne Express and Northrop Corporation.

Charles R. Weaver(3).....  Mr. Weaver, age 65, became a Director of the Com-
                           pany in 1987. He served as Chairman of the Board and Chief Executive Officer of The Clorox Company (household consumer products), Oakland, California, from April 1986 through June 1992. Mr. Weaver is a director of Broadcast International, Inc. and Unocal Corporation.

William T.                 Dr. Weyerhaeuser, age 50, became a Director of the
Weyerhaeuser(2)..........  Company in 1990. He is a Clinical Psychologist in
                           Tacoma, Washington. He is also owner and Chairman
                           of the Board of Yelm Telephone Company, Yelm, Wash-
                           ington. Dr. Weyerhaeuser is also a director of
                           Clearwater Management Company, Inc.
- --------
(1) Member of the Nominating Committee
(2) Member of the Executive Compensation and Personnel Policies Committee
(3) Member of the Audit Committee
(4) Member of the Finance Committee

CERTAIN COMMITTEES OF THE BOARD OF DIRECTORS; MEETINGS

  The Company has standing audit, compensation and nominating committees of the Board of Directors.

  Members of the Audit Committee are: Messrs. George F. Jewett, Jr., Richard
M. Rosenberg and Charles R. Weaver and Mrs. Vivian W. Piasecki. The functions of this Committee are to receive from and review with the Company's independent auditors the annual report of such auditors; review with the independent auditors the scope of the succeeding annual examination; nominate the independent auditors to be selected each year by the Company's Board of Directors; review consulting services, if applicable, provided by the Company's auditors and evaluate the possible effect on the auditors' independence of performing such services; ascertain the existence of adequate internal accounting and control systems; and review with management and the auditors current and emerging accounting and financial reporting requirements and practices affecting the Company. Such Committee held two meetings during the fiscal year ended December 31, 1993.

  Members of the Executive Compensation and Personnel Policies Committee are:
Messrs. Richard M. Morrow, Reuben F. Richards, Robert G. Schwartz, Frederick
T. Weyerhaeuser and William T. Weyerhaeuser. The functions of this Committee are to review annually and recommend to the Board of Directors the level of total compensation of the Chairman of the Board; review annually the recommendations of the Chairman of the Board concerning the salaries and incentive awards of certain senior officers; administer the Company's stock option plans and Management Performance Award Plan; and review and make recommendations to the Board of Directors for changes in the Company's compensation and benefit plans and practices. Such Committee held three meetings during the fiscal year ended December 31, 1993.

  Members of the Nominating Committee are: Messrs. Richard A. Clarke, George
F. Jewett, Jr., Richard B. Madden and Robert G. Schwartz and Ms. Toni Rembe. The functions of this Committee are to make recommendations with respect to the size of the Board; nominees for election as Directors; nominees to serve on Committees of the Board; and changes in compensation and retirement policy for Directors. Such Committee held four meetings during the fiscal year ended December 31, 1993. Any stockholder may recommend nominees for Director to the Nominating Committee by writing to the Secretary of the Company by February 1 preceding the annual meeting of stockholders for which such nominee is to be considered for nomination. Any such recommendation should be delivered to the Secretary and must include the full name, age, business and residence addresses, principal occupation or employment of the nominee, the number of shares of Company stock beneficially owned by the nominee, any other information concerning the nominee that must be disclosed in proxy solicitations pursuant to Rule 14(a) of the Securities Exchange Act of 1934 and a written consent of the nominee to the nomination and to serve, if elected.

  The Board of Directors held seven meetings during the fiscal year ended December 31, 1993. Each of the Directors (except Richard A. Clarke, Allen F. Jacobson and Richard M. Morrow) attended 75% or more of the aggregate number of meetings of the Board and of the Committees on which such Director served in 1993.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth as of January 1, 1994 the number of shares of Common Stock beneficially owned by each Director, the executive officers listed in the Summary Compensation Table and by all Directors and executive officers as a group, as reported by each person. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares shown. Shares amounting to less than 1% of the class outstanding are noted by an asterisk.

                             BENEFICIAL OWNERSHIP OF
                                  COMMON STOCK
                             ----------------------------
                              NUMBER OF        PERCENT OF
                             SHARES(1)(2)        CLASS
                             ------------      ----------
   DIRECTORS
   Richard A. Clarke.......       2,757              *
   Kenneth T. Derr.........         500              *
   Allen F. Jacobson.......       1,000              *
   George F. Jewett, Jr. ..   1,433,817(3)(4)      4.9%
   Richard B. Madden.......     137,586              *
   Richard M. Morrow.......         500              *
   Vivian W. Piasecki......     116,256(5)           *
   Toni Rembe..............       2,767              *
   John M. Richards........      50,144              *
   Reuben F. Richards......       1,200              *
   Richard M. Rosenberg....       1,000              *
   Robert G. Schwartz......       2,000              *
   Charles R. Weaver.......       1,000              *
   Frederick T. Weyerhaeu-
    ser....................     987,785(3)(6)      3.4%
   William T. Weyerhaeuser.     665,033(3)(7)      2.3%
   OTHER NAMED EXECUTIVE
    OFFICERS
   George E. Pfautsch......      21,238              *
   Charles R. Pottenger....      24,371              *
   L. Pendleton Siegel.....      33,034              *
   Directors and executive
    officers as a group
    (21 persons including
    those named above).....   3,506,517           11.9%

- --------
 (1) Includes shares which may be acquired within 60 days pursuant to the exercise of options, as follows: Mr. Madden, 113,700 shares; Mr. J. M. Richards, 40,200 shares; Mr. Pfautsch, 13,000 shares; Mr. Pottenger, 16,350 shares; Mr. Siegel, 19,300 shares; and all Directors and executive officers as a group, 216,525 shares.
 (2) Includes shares owned by Directors and executive officers together with their respective spouses as follows: Mr. Clarke, 2,757 shares; Mr. Madden, 10,456 shares; Mr. Pfautsch, 2,200 shares; and all Directors and executive officers as a group, 15,413 shares.
 (3) Includes proportionate beneficial interests in 119,616 shares held by a holding company of which Messrs. Jewett and F. T. Weyerhaeuser and Dr. W.
     T. Weyerhaeuser are directors and as to which they may be deemed to indirectly share voting and investment power with others. Mr. Jewett's proportionate beneficial interest in such shares is 15,503 shares, 11,983 of which are held by a trust in which Mr. Jewett shares voting and investment power (Mr. Jewett disclaims beneficial ownership as to 5,992 of the shares held by such trust). Mr. F. T. Weyerhaeuser's proportionate beneficial interest in such shares is 1,830 shares. Dr. W. T. Weyerhaeuser's proportionate beneficial interest in such shares is 569 shares, which are held by a revocable trust of which he is the beneficiary and the settlor.

                                                 (Notes continued on next page)

 (4) Includes 1,211,400 shares held by a trust of which Mr. Jewett is the trustee and as to which he shares voting and investment power; as to 610,000 of such shares Mr. Jewett disclaims beneficial ownership. Includes 129,864 shares held by a foundation of which Mr. Jewett is a trustee and as to which he shares voting and investment power but disclaims beneficial ownership. Includes 40,954 shares held by a revocable trust for the benefit of Mr. Jewett and his wife and as to which he shares voting and investment power. Includes 36,096 shares held by a revocable trust for the benefit of Mr. Jewett's wife and as to which he shares voting and investment power but disclaims beneficial ownership.
 (5) Does not include 4,220 shares held directly by Mrs. Piasecki's husband. Also does not include 17,020 shares held by trusts of which Mrs. Piasecki's husband is a trustee and as to which he shares voting and investment power. Mrs. Piasecki disclaims beneficial ownership of all shares described in this footnote.
 (6) Includes a total of 931,360 shares held by trusts of which Mr. F. T. Weyerhaeuser is a trustee, as to 823,560 of which he shares voting and investment power. Also includes 95 shares of which he shares investment power only. Does not include 8,058 shares held directly and indirectly by Mr. F. T. Weyerhaeuser's wife. Mr. F. T. Weyerhaeuser disclaims beneficial ownership of all shares described in this footnote.
 (7) Includes a total of 572,537 shares held by trusts of which Dr. W. T. Weyerhaeuser is a trustee, as to 37,300 shares of which he shares voting power only, and as to 535,237 shares of which he shares voting and investment power. Also includes 95 shares of which he shares investment power only. Does not include 1,200 shares held directly by Dr. W. T. Weyerhaeuser's wife. Dr. W. T. Weyerhaeuser disclaims beneficial ownership of all shares described in this footnote.

          COMPENSATION OF DIRECTORS AND THE NAMED EXECUTIVE OFFICERS

  Information is set forth on the following pages as to the compensation paid or to be paid to, or deferred for the account of, the Directors and the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for services rendered to the Company and its subsidiaries during 1993.

                           COMPENSATION OF DIRECTORS

  Each Director of the Company who is not also an employee of the Company receives an annual fee of $24,000. In addition, the Company pays each such Director a fee of $1,200 for each meeting of the Board of Directors or a committee of the Board attended in person or by telephone. The chairman of the Audit Committee and the chairman of the Executive Compensation and Personnel Policies Committee each receives an additional annual fee of $2,000. By making an advance election, a Director may defer receipt of any or all of the Director's fees payable. At the election of a Director, deferred amounts are credited with interest or converted into common stock units which are credited with amounts equal to dividends paid on the Company's Common Stock during the deferral period. During 1993 an aggregate amount of $573,400 in fees was paid to Directors or deferred on their behalf. Directors are also reimbursed for reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

  The Company's Directors' Retirement Plan provides an annual benefit to each Director of the Company who completes five years of service as a nonemployee Director. The annual benefit is equal to the amount of the regular annual Directors' retainer fee in effect at the time the individual ceases to be a Director and does not include supplemental fees for committee chairmanships, attendance at or participation by telephone in meetings of Directors or any committee of Directors, or reimbursement of expenses. The benefit continues for the lesser of 10 years or the number of full years that the individual served as a nonemployee Director, but benefits may be paid at any time in a lump sum at the discretion of the Board's Nominating Committee. In addition, benefits will be paid in a lump sum if the Director's service terminates within three years following a change in control of the Company or if the Director dies before all or any required payments have been made.

                 COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

                                                   LONG-TERM
                                                  COMPENSATION
                              ANNUAL COMPENSATION    AWARDS
                              ------------------- ------------
                                                   SECURITIES        ALL
   NAME AND PRINCIPAL                              UNDERLYING       OTHER
        POSITION         YEAR  SALARY     BONUS   OPTIONS/SARS COMPENSATION (2)
   ------------------    ---- ------------------- ------------ ----------------
Richard B. Madden(1).... 1993  $640,670  $249,900       --         $33,408
 Chairman of the Board   1992   618,700   615,600    41,450         32,486
 and Chief Executive     1991   582,600   358,300    45,950         30,969
 Officer
John M. Richards........ 1993   385,600   135,300    30,000         16,195
 President and Chief     1992   372,200   333,300    21,700         15,633
 Operating Officer       1991   352,200   194,900    22,500         14,783
L. Pendleton Siegel..... 1993   279,000    82,100    20,000         11,718
 Executive Vice          1992   256,000   150,200    10,000         10,752
 President, Pulp-Based   1991   241,200    97,100    11,000         10,130
 Operations and Planning
Charles R. Pottenger.... 1993   233,500    69,500    12,500          9,807
 Group Vice President,   1992   202,500   117,700     6,500          8,505
 Pulp and Paperboard     1991   168,750    69,700     6,500          7,088
George E. Pfautsch...... 1993   190,185    56,600     7,000          7,988
 Senior Vice President,  1992   182,775   106,200     6,000          7,677
 Finance and Treasurer   1991   171,075    68,900     6,000          7,185

- --------

(1) The Company has agreed to pay Mr. Madden, as supplemental retirement compensation, the difference between the amount payable to him under the Company's Salaried Employees' Retirement Plan and the amount that would be payable to him if he received credit for his prior service with Mobil Oil Corporation and its subsidiaries, and if he were a participant in the Company's Supplemental Benefit Plan. The agreement also provides for: (i) payment by the Company of certain survivor benefits to Mr. Madden's widow in the event of his death; and (ii) credit for Mr. Madden's prior service with Mobil Oil Corporation and its subsidiaries for purposes of all of the Company's employee benefit plans and programs, other than plans qualified under section 401(a) of the Internal Revenue Code.

(2) This column represents matching Company contributions under the Salaried Employees' Savings Plan. Also, included in this column for Mr. Madden are premiums paid by the Company on a term life insurance policy in the face amount of $250,000 until he is 75. The premium paid in 1993 was $6,500. The Company's obligation to make such payments terminates under certain circumstances.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                     INDIVIDUAL GRANTS (1)
                         ----------------------------------------------
                          NUMBER OF    % OF TOTAL
                          SECURITIES  OPTIONS/SARS
                          UNDERLYING   GRANTED TO  EXERCISE
                         OPTIONS/SARS EMPLOYEES IN   PRICE   EXPIRATION    GRANT DATE
NAME                       GRANTED    FISCAL YEAR  PER SHARE    DATE    PRESENT VALUE (2)
- ----                     ------------ ------------ --------- ---------- -----------------
Richard B. Madden (3)...        --         --       $    --         --      $     --
John M. Richards........    30,000         12%       45.375   12-09-03       351,000
L. Pendleton Siegel.....    20,000          8%       45.375   12-09-03       234,000
Charles R. Pottenger....    12,500          5%       45.375   12-09-03       146,000
George E. Pfautsch......     7,000          3%       45.375   12-09-03        82,000

- --------
(1) All options granted to these named executive officers included stock appreciation rights ("SARs") that give the optionee the right to surrender all or part of the option and to obtain payment for the difference between the aggregate exercise price of the surrendered option shares and the aggregate fair market value of such shares on the date of exercise. All of these options were granted on December 9, 1993 with 50% of such grant first becoming exercisable on December 9, 1994 and the remaining 50% becoming exercisable on December 9, 1995. In the event of a change in control of the Company, as defined in the option plans, the options granted would become immediately exercisable in full.

(2) This column has been calculated using the Black-Scholes option pricing model, a complex mathematical formula, utilizing six different market-related factors to estimate the value of stock options. These factors are stock price at date of grant, option exercise price, option term, risk-free rate of return, stock volatility and dividend yield. The Black-Scholes model generates an estimate of the value of the right to purchase a share of stock at a fixed price over a fixed period of time. The actual value, if any, an executive may realize will depend on the excess of the stock price on the date the option is exercised over the grant price, as well as the executive's continued employment through the two-year vesting period and the 10-year option term. The following assumptions were used to calculate the Black-Scholes value:

         Stock price at
          date of grant        = $45.375
         Option exercise
          price                = $45.375
         Option term           = 10 years
         Risk-free rate of
          return               = Based on rate for 10 year U.S. Treasury note
         Company stock vol-
          atility              = Based on prior three-year monthly stock prices
         Company dividend
          yield                = 3.44%
         Calculated Black-
          Scholes Value        = $11.69 per option

  If the Black-Scholes option pricing model were applied to all outstanding shares of the Company as of December 9, 1993, the date of grant, the assumed increased present value for all stockholders would be approximately $341 million. There is no assurance that the value received by the named executive officers or the Company's stockholders will be at or near the estimated value derived by the Black-Scholes model.

(3) Mr. Madden was not granted any options in 1993 because he will be retiring in 1994.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                      NUMBER OF
                                                SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                                                     UNEXERCISED              IN-THE-MONEY
                                                    OPTIONS/SARS              OPTIONS/SARS
                                                 AT FISCAL YEAR-END      AT FISCAL YEAR-END (1)
                                              ------------------------- -------------------------
                           SHARES
                         ACQUIRED ON  VALUE
NAME                      EXERCISE   REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
- ----                     ----------- -------- ----------- ------------- ----------- -------------
Richard B. Madden.......      --     $    --    113,700      20,725(2)  $1,348,134     $15,544(2)
John M. Richards........   23,750     440,938    40,200      40,850        372,625      60,638
L. Pendleton Siegel.....   11,000     186,313    19,300      25,000        181,400      38,750
Charles R. Pottenger....      --          --     16,350      15,750        186,363      24,313
George E. Pfautsch......    3,000      59,875    13,000      10,000        159,750      14,500

- --------

(1) Based on the closing stock price on The New York Stock Exchange-Composite Transactions of the Company's Common Stock at December 31, 1993 of $47.125 per share.

(2) Because of Mr. Madden's planned retirement, the 20,725 options will not vest.

EXECUTIVE COMPENSATION AND PERSONNEL POLICIES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION POLICY

  In order to attract, retain and motivate a highly competent and productive employee group, including key executives, it is the policy of the Company that a total compensation package will be provided that is competitive within the forest and paper products industry, general industry and the geographic areas in which the Company operates. This compensation package includes a mix of base salary, short-term and long-term incentive opportunities and other employee benefits. Changes in compensation are based on individual performance, the Company's profit performance and the competitive marketplace. The Company also intends to qualify compensation paid to its employees in accordance with the $1 million deduction limitation for federal income tax purposes.

  Executives receive a base salary and are eligible for awards under two incentive plans, the Management Performance Award Plan (short-term) and the 1989 Stock Incentive Plan (long-term). Executive compensation is administered by the Executive Compensation and Personnel Policies Committee of the Board of Directors (the "Committee"). The Committee consists of the five outside Directors named at the conclusion of this report.

COMPENSATION COMMITTEE RESPONSIBILITIES

  The responsibilities of the Committee are:


  . to review and recommend annually to the Board of Directors the level of total compensation of the Chief Executive Officer. Factors evaluated in the review are the Chief Executive Officer's individual performance, as measured against written short-term and long-term objectives previously approved by the Committee, the achievement of the annual corporate operating budget, Company performance compared to the forest products industry and the competitive compensation levels for comparable positions in the forest products industry and general industry;

  . to review annually with the Chief Executive Officer the individual performance, base salaries and incentive awards of the four other most highly compensated executive officers and certain other senior officers;

  . to review and make recommendations on any new stock option/incentive plan for the Board of Directors' approval prior to submission to stockholders for their approval and to review and approve all grants made under stock option/incentive plans;

  . to establish the rules and regulations for the Management Performance
    Award Plan, which is the Company's annual cash incentive plan ("bonus"), and to administer the plan in accordance with such rules and regulations; and

  . to review and make recommendations to the Board of Directors regarding the adoption of or any material changes in the Company's compensation and benefit plans.

  The Committee periodically reviews the entire executive pay structure by examining general industry and forest and paper products industry competitive information on base salaries and short-term and long-term incentives prepared by The Wyatt Company, an independent compensation consulting firm.

1993 COMPANY PERFORMANCE

  During 1993, the Company earned $1.31 per share, before the effects of accounting changes, or a return on common stockholders' equity ("ROE") of 4.0%. This compared to $2.71 per share and an ROE of 8.6% in 1992. The Company's ROE of 4.0% equaled the industry performance in 1993, as measured by a sample of 19 major forest products companies(/1/). In calculating the ROE for the 19 major forest products companies, the beginning equities of those companies who adopted the accounting changes before 1993 were adjusted as if such changes were made in 1993. These adjustments were necessary to make the ROEs comparable.

1993 EXECUTIVE COMPENSATION

  During 1993, the Company's executive annual and long-term compensation consisted of base salary, a cash payment under the Management Performance Award Plan and a stock option grant under the 1989 Stock Incentive Plan.

                                  BASE SALARY

  The base salary structure is set at competitive levels. Competitive levels are determined by analyzing job-specific, forest and paper products industry and general industry compensation surveys. The Company considers the median level of the market as competitive. Any increase in an executive's base salary is designed to recognize individual performance against a written performance plan and is expected to fall within annually established merit increase guidelines which are applicable to all salaried employees and which are set vis-a-vis competitive practice.
- --------
/1/See note (1) on page 14.

                       MANAGEMENT PERFORMANCE AWARD PLAN

  The purpose of the plan is to provide an incentive to key employees who are in a position to contribute to and therefore influence the Company's profit performance as measured annually on an ROE basis. Payments under the Management Performance Award Plan are based on individual performance and on the Company's ROE measured against the ROE of the forest products industry,(/1/) as described above, and the Company's comparison of its ROE against the annual corporate operating budget. Equal weight is given to both profit performance factors to derive an overall performance modifier. The Chief Executive Officer's and the President's bonus amounts are subject to further adjustment by the Committee of plus or minus 50% depending upon the amount the Company's overall performance modifier exceeds or lags the overall Company performance target. No cash bonuses are recommended by the Committee unless a specified return on common equity is achieved and the total amount cannot exceed 4% of pre-tax earnings.

                               STOCK OPTION PLAN

  The purpose of the plan is to further align employees' interests with the long-term interests of the stockholders. Grants of stock options are made with a specific gain objective relative to competitive pay levels. The gain objective approximates the mid-range of competitive practice as determined through general and forest and paper products industries surveys. To the extent the actual gain falls short of the objective, the executive may receive less than competitive levels and vice versa. Grants vest in 50% increments and are fully vested two years from the date of the grant. The number of options granted varies based on individual performance, salary level and the price of the Company's Common Stock. Executives normally are granted stock appreciation rights ("SARs") in conjunction with stock option grants. The grant exercise price is set at 100% of the fair market value on the date of the grant. The executive may exercise the option for cash or with shares of Company Common Stock. Alternatively, the executive may call his or her SARs which means the option shares are surrendered and the executive receives a cash payment equal to the difference between the exercise price and the fair market value of the underlying shares on the surrender date.

1993 CHIEF EXECUTIVE PAY

  For 1993, Mr. Madden received a base salary increase of 3% ($18,800 annualized), which was awarded based on the Committee's evaluation of his individual performance toward the achievement of the Company's financial, strategic and other goals. Such increase fell within the Company's 1993 merit increase guidelines. Mr. Madden also was awarded a cash payment under the Management Performance Award Plan of $249,900. This award reflected the Company's essentially identical performance on an ROE basis as compared with the ROE of the forest products industry(/1/) in 1993.The award also reflected the Company's performance as measured by ROE against the annual budget. For 1993, performance against budget reduced Mr. Madden's award. Because of Mr. Madden's planned retirement in 1994, no stock options were granted to him in 1993.

THE EXECUTIVE COMPENSATION AND PERSONNEL POLICIES COMMITTEE MEMBERS

  F. T. Weyerhaeuser, Chairman
  R. M. Morrow
  R. F. Richards
  R. G. Schwartz
  W. T. Weyerhaeuser
- --------
/1/ The forest products industry base for comparison purposes is comprised of 19 major forest products industry companies. This base is larger and has in the past created a more difficult ROE comparison than the S&P Forest Products Index because it includes some additional companies which on average have exceeded the ROEs of the companies included in the S&P's 14-company Forest Products Index.

PERFORMANCE GRAPHS

                                FIVE-YEAR GRAPH

  The following five-year graph shows the yearly percentage change in the total return on the Company's Common Stock as compared with the indicated indices for the periods set forth. The total returns are determined based on the changes in the prices of the common stocks and assume quarterly reinvestment of all dividends based on an original investment of $100.

                           (Line graph appears here)

                          1988         1989         1990         1991         1992         1993
Potlatch Corporation      $100         $122         $100         $137         $170         $180
S&P Forest Products        100          123          112          136          161          177
S&P 500 Composite          100          132          127          166          179          197

                            TWENTY-THREE YEAR GRAPH

  The Company believes long-term performance is also important to stockholders. Accordingly, the following graph covering the past 23 years is presented. The method of measuring performance is the same as that used in the five-year graph except dividends are assumed to be reinvested annually instead of quarterly. The Company selected the base period of 1970 because the S&P 500 return, the S&P Forest Products return and the Company's Common Stock return for the first four years following that year were comparatively close. Therefore, the base period selected has a smaller impact on the long-range returns.

                           (Line graph appears here)

               COMPARISON OF TWENTY-THREE YEAR CUMULATIVE RETURN
   AMONG POTLATCH CORPORATION, S&P FOREST PRODUCTS INDEX AND S&P 500 INDEX

                                                  S&P Forest
Measurement Period         Potlatch Corporation   Products Index  S&P 500 Index
- ------------------         --------------------   --------------  -------------

Measurement Pt. 12/31/70   $100                   $100            $100

FYE 12/31/71               $92                    $102            $111
FYE 12/31/72               $99                    $118            $134
FYE 12/31/73               $105                   $135            $114
FYE 12/31/74               $103                   $100            $83
FYE 12/31/75               $213                   $165            $116
FYE 12/31/76               $307                   $216            $144
FYE 12/31/77               $264                   $167            $133
FYE 12/31/78               $281                   $166            $141
FYE 12/31/79               $296                   $189            $169
FYE 12/31/80               $386                   $237            $225
FYE 12/31/81               $319                   $225            $212
FYE 12/31/82               $410                   $263            $222
FYE 12/31/83               $440                   $370            $320
FYE 12/31/84               $352                   $389            $340
FYE 12/31/85               $479                   $487            $449
FYE 12/31/86               $750                   $650            $533
FYE 12/31/87               $760                   $695            $569
FYE 12/31/88               $859                   $750            $656
FYE 12/31/89               $1,048                 $917            $860
FYE 12/31/90               $862                   $837            $833
FYE 12/31/91               $1,177                 $1,016          $1,083
FYE 12/31/92               $1,460                 $1,198          $1,163
FYE 12/31/93               $1,543                 $1,318          $1,279

OTHER EMPLOYEE BENEFIT PLANS

 Pension Plan Table

  The table which follows shows a schedule of estimated annual pension benefits to be payable under the Company's Salaried Employees' Retirement Plan (the "Retirement Plan") and Supplemental Benefit Plan at normal retirement date to a person having the average annual earnings and years of credited service shown.

AVERAGE                                  YEARS OF CREDITED SERVICE
 ANNUAL                    -----------------------------------------------------
EARNINGS                      15       20       25       30       35       40
- --------                   -------- -------- -------- -------- -------- --------
 $  200,000............... $ 43,177 $ 57,569 $ 71,961 $ 86,353 $100,745 $110,745
    400,000...............   88,177  117,569  146,961  176,353  205,745  225,745
    600,000...............  133,177  177,569  221,961  266,353  310,745  340,745
    800,000...............  178,177  237,569  296,961  356,353  415,745  455,745
  1,000,000...............  223,177  297,569  371,961  446,353  520,745  570,745
  1,200,000...............  268,177  357,569  446,961  536,353  625,745  685,745
  1,400,000...............  313,177  417,569  521,961  626,353  730,745  800,745

- --------

  In calculating final average annual earnings, the Retirement Plan and the Supplemental Benefit Plan recognize overtime, bonuses under the Management Performance Award Plan and other salary- or sales-based performance incentive payments paid or deferred after 1987, as reflected in the Summary Compensation Table for the last three years. Bonuses are recognized in the year in which they are paid. The benefits of participants who are required to retire at age 65 are calculated as if they received a standard bonus under the Management Performance Award Plan during each year after 1991 in their period of average annual earnings.

  The years of service used in calculating retirement benefits for Messrs. Madden, Richards, Siegel, Pottenger and Pfautsch are 38, 29, 15, 26 and 31, respectively. The 1993 compensation (including standard bonuses) covered by the Retirement Plan, Supplemental Benefit Plan and supplemental contract of Mr. Madden was: Mr. Madden $950,020; Mr. Richards $553,090; Mr. Siegel $368,600; Mr. Pottenger $304,375; and Mr. Pfautsch $254,156. Benefits under the plans are computed as straight-life annuity amounts and are not subject to reduction by Social Security or other benefits.

  Severance Program for Executive Employees. Under the Severance Program for Executive Employees, participants who are terminated for reasons other than misconduct, resign within two years after a material change in compensation, benefits, assigned duties, responsibilities, privileges or perquisites, or resign rather than relocate at the Company's request, are entitled to receive severance pay of up to 12 months' base salary and benefits for the same period of time under the Company's medical, dental, accidental death and dismemberment and life insurance plans. They also receive unused and accrued vacation pay.

  Participants who are terminated or resign in the foregoing circumstances following a change in control of the Company are entitled to receive severance pay of up to 2 1/2 times their base salary plus standard bonus, benefits for up to 2 1/2 years under the Company's medical, dental, disability, accidental death and dismemberment and life insurance plans, unused and accrued vacation pay, and the value of their unvested benefits, if any, in the Savings Investment Plan, Retirement Plan and Supplemental Benefit Plan; provided that the total amount of all benefits governed by the excess parachute payment provisions of the Internal Revenue Code is limited if the participant would thereby receive a higher net after-tax benefit.

  A change in control of the Company occurs when the Company ceases to be an independent publicly owned corporation, disposes of substantially all its assets, ceases to survive because of a dissolution, liquidation, merger or consolidation, undergoes a substantial change in the composition of its Board of Directors, or has 20% or more of its Common Stock acquired pursuant to a tender offer. All principal officers, appointed vice presidents and certain other designated employees are eligible to participate in the program.

EXECUTIVE COMPENSATION AND PERSONNEL POLICIES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Mr. Jewett, who was a member of the Executive Compensation and Personnel Policies Committee until January 1, 1994, was an officer of the Company prior to May 1979. At no time during the past 15 years was he an officer of the Company.

CERTAIN TRANSACTIONS

  Pillsbury Madison & Sutro, of which Ms. Rembe is a Partner, provides legal services to the Company.

  BankAmerica Corporation, of which Mr. Rosenberg is Chairman of the Board, President and Chief Executive Officer, and its subsidiaries provide commercial banking services and commercial paper placement and agency services to the Company.

  The Company purchases products from and sells products to Idaho Forest Industries, Inc., a corporation in which Mr. J. M. Richards has an equity interest and of which Mr. Richards' brother, W. Thomas Richards, is President and a director. In 1993 purchases by the Company from and sales to Idaho Forest Industries, Inc. were approximately $4 million and $1 million, respectively.

  The Company and its subsidiaries engage in transactions from time to time with several companies in which one of the Company's executive officers or Directors or a member of his or her immediate family may have a direct or indirect interest. All such transactions, including those described above, are in the ordinary course of business and at competitive rates and prices.

  Frederick T. Weyerhaeuser and Dr. William T. Weyerhaeuser are first cousins.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                       (PROPOSAL TWO ON THE PROXY CARD)

    The Board of Directors unanimously recommends a vote FOR this proposal.

  KPMG Peat Marwick and its predecessors, independent certified public accountants, have been the auditors for the Company for 42 years.

  The Board of Directors has again selected KPMG Peat Marwick to serve as the Company's independent auditors for the year 1994. While it is not required to do so, the Board of Directors is submitting to the stockholders the selection of that firm for ratification in order to ascertain the stockholders' views. Such ratification of the selection of KPMG Peat Marwick will require a majority of the votes cast by holders of Common Stock present or represented by proxy at the meeting and entitled to vote thereat. If ratification is not approved, the Board of Directors will reconsider its selection.

  Representatives of KPMG Peat Marwick are expected to be present at the meeting and available to respond to appropriate questions. Such representatives will have the opportunity to make a statement if they desire to do so.

                             STOCKHOLDER PROPOSALS

  To be considered for presentation at the 1995 Annual Meeting of the Company's Stockholders, a stockholder proposal must be received at the offices of the Company no later than November 28, 1994.

                                 OTHER MATTERS

  The Company's By-Laws limit the business that may be brought before an annual meeting of stockholders to matters included in the notice of meeting, matters otherwise properly brought before the meeting by the Board of Directors and matters brought before the meeting by a stockholder provided that notice of such matter has been received by the Secretary of the Company not less than 30 days nor more than 60 days prior to the Annual Meeting. Management knows of no other business which will be presented to the meeting. If any other business is properly brought before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

  Whether you intend to be present at this meeting or not, you are urged to return your proxy promptly.

                                          By order of the Board of Directors

                                          /s/ Sandra T. Powell

                                          Sandra T. Powell
                                          Vice President, Financial Services
                                          and Secretary

PROXY                         POTLATCH CORPORATION                         PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby authorizes RICHARD B. MADDEN, JOHN M. RICHARDS and SANDRA T. POWELL, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 19, 1994, or at any adjournment thereof.

1. ELECTION OF FIVE DIRECTORS TO SERVE UNTIL THE 1997 ANNUAL MEETING OF
STOCKHOLDERS:

[_]FOR all nominees listed below      [_]WITHHOLD AUTHORITY to vote

(except as marked to the contrary below) for all nominees listed below

  Richard B. Madden; Richard M. Morrow; John M. Richards; Reuben F. Richards;
                           Frederick T. Weyerhaeuser

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

          ---------------------------------------------------------------------

2. RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK AS INDEPENDENT AUDITORS:
                    FOR [_]     AGAINST [_]     ABSTAIN [_]
3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL ITEMS.

                                      (Continued and to be signed on other side)




          (Continued from other side)

          THIS PROXY WILL BE VOTED AS
          DIRECTED BUT IF NOT OTHERWISE
          DIRECTED, FOR THE ELECTION OF FIVE
          DIRECTORS AND FOR PROPOSAL 2.
          By signing below, the
          undersigned certifies that:
             (i) there has been NO change in the beneficial ownership of shares of Common Stock covered hereby from and including March 1, 1990; and
             (ii) there has been a change in the beneficial ownership (such as
               a purchase) of     shares of Common Stock since that date.
          If no certification is made, it will be deemed for purposes of this proxy that there has been a change in the beneficial ownership of all shares of Common Stock covered hereby subsequent to March 1, 1990.

                                         DATED: _________________________, 1994

                                         ______________________________________

                                         ______________________________________

                                         (SIGN NAME EXACTLY AS
                                         IMPRINTED HEREON. FOR
                                         JOINT ACCOUNTS, BOTH
                                         OWNERS SHOULD SIGN. IN
                                         SIGNING AS ATTORNEY,
             PLEASE DATE, SIGN AND       EXECUTOR, ADMINISTRATOR,
                     RETURN              TRUSTEE OR GUARDIAN, GIVE
                                         FULL TITLE AS SUCH. IF
                                         SIGNER IS A CORPORATION,
                                         GIVE FULL CORPORATE NAME
                                         AND SIGN BY DULY
                                         AUTHORIZED OFFICER,
                                         SHOWING THE OFFICER'S
                                         TITLE.)

PROXY                        POTLATCH CORPORATION                         PROXY
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.
                                       0

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL ITEMS.

1. Election of Five Directors to serve until the 1997 Annual Meeting of Stockholders--NOMINEES: Richard B. Madden; Richard M. Morrow; John M. Richards; Reuben F. Richards; Frederick T. Weyerhaeuser


                          FOR    WITHHELD    FOR ALL
                           0        0        EXCEPT
                                               0

- -------------------------------------------------------------------------------

2. Ratification of the selection of KPMG Peat Marwick as Independent Auditors

                          FOR    AGAINST    ABSTAIN
                           0        0          0

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Dated ___________________________________________________________________ ,1994

X
- -------------------------------------------------------------------------------
Signature
X
- -------------------------------------------------------------------------------
Signature
(Sign name exactly as imprinted hereon. For joint accounts, both owners should sign. In signing as attorney, executor, administrator, trustee or guardian, give full title as such. If signer is a corporation, give full corporate name and sign by duly authorized officer, showing the officer's title.)
THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NOT OTHERWISE DIRECTED, FOR THE ELECTION OF FIVE DIRECTORS AND FOR PROPOSAL 2.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

                              POTLATCH CORPORATION

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 19, 1994

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby authorizes RICHARD B. MADDEN, JOHN M. RICHARDS and SANDRA T. POWELL, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 19, 1994, or at any adjournment thereof.

PUTNAM FIDUCIARY TRUST COMPANY, TRUSTEE:
                             POTLATCH CORPORATION
                       SALARIED EMPLOYEES' SAVINGS PLAN
CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  You are authorized and instructed to vote all stock in my Accounts under the Potlatch Corporation Salaried Employees' Savings Plan at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 19, 1994, or at any adjournment thereof.

1.ELECTION OF FIVE DIRECTORS TO SERVE UNTIL THE 1997 ANNUAL MEETING OF
STOCKHOLDERS:

[_]FOR all nominees listed below      [_]WITHHOLD AUTHORITY to vote

(except as marked to the contrary below) for all nominees listed below

  Richard B. Madden; Richard M. Morrow; John M. Richards; Reuben F. Richards;
                           Frederick T. Weyerhaeuser

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

         ------------------------------------------------------------

2.RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK AS INDEPENDENT AUDITORS:
                     FOR [_]    AGAINST [_]    ABSTAIN [_]

3.ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE SAID MEETING.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL ITEMS.
                                     (Continued and to be signed on other side)

                             POTLATCH CORPORATION
                       SALARIED EMPLOYEES' SAVINGS PLAN
CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    PLEASE MARK YOUR VOTING INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD.
     YOUR SHARES WILL BE VOTED AS DIRECTED, BUT IF NOT OTHERWISE DIRECTED,
       FOR THE ELECTION OF FIVE DIRECTORS AND FOR PROPOSAL 2. IF YOU DO
             NOT RETURN THIS CARD, THE TRUSTEE MUST VOTE YOUR PLAN
             SHARES IN THE SAME PROPORTION AS VOTED BY OTHER PLAN
                                 PARTICIPANTS.

                                                  -----------------------------
                                                  (Please sign exactly as name
                                                      appears to the left)
                                                  Dated: ________________, 1994

PUTNAM FIDUCIARY TRUST COMPANY, TRUSTEE:

                              POTLATCH CORPORATION
       SAVINGS PLAN FOR HOURLY EMPLOYEES OF THE NORTHWEST PAPER DIVISION CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  You are authorized and instructed to vote all stock in my Accounts under the Potlatch Corporation Savings Plan for Hourly Employees of the Northwest Paper Division at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 19, 1994, or at any adjournment thereof.

1.ELECTION OF FIVE DIRECTORS TO SERVE UNTIL THE 1997 ANNUAL MEETING OF
STOCKHOLDERS:

[_]FOR all nominees listed below      [_]WITHHOLD AUTHORITY to vote
(except as marked to the contrary below) for all nominees listed below
  Richard B. Madden; Richard M. Morrow; John M. Richards; Reuben F. Richards;
                           Frederick T. Weyerhaeuser
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
         ------------------------------------------------------------

2.RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK AS INDEPENDENT AUDITORS:
                     FOR [_]    AGAINST [_]    ABSTAIN [_]
3.ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE SAID MEETING.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL ITEMS.
                                      (Continued and to be signed on other side)

                              POTLATCH CORPORATION
       SAVINGS PLAN FOR HOURLY EMPLOYEES OF THE NORTHWEST PAPER DIVISION CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  PLEASE MARK YOUR VOTING INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD. YOUR
      SHARES WILL BE VOTED AS DIRECTED, BUT IF NOT OTHERWISE DIRECTED, FOR
        THE ELECTION OF FIVE DIRECTORS AND FOR PROPOSAL 2. IF YOU DO NOT
          RETURN THIS CARD, THE TRUSTEE MUST VOTE YOUR PLAN SHARES IN
            THE SAME PROPORTION AS VOTED BY OTHER PLAN PARTICIPANTS.

                                                  -----------------------------
                                                  (Please sign exactly as name
                                                      appears to the left)
                                                  Dated: ________________, 1994

PUTNAM FIDUCIARY TRUST COMPANY, TRUSTEE:

                             POTLATCH CORPORATION
         SAVINGS PLAN FOR HOURLY EMPLOYEES OF THE WOOD PRODUCTS GROUP CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  You are authorized and instructed to vote all stock in my Accounts under the Potlatch Corporation Savings Plan for Hourly Employees of the Wood Products Group at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 19, 1994, or at any adjournment thereof.

1.ELECTION OF FIVE DIRECTORS TO SERVE UNTIL THE 1997 ANNUAL MEETING OF
STOCKHOLDERS:

[_]FOR all nominees listed below      [_]WITHHOLD AUTHORITY to vote
(except as marked to the contrary below) for all nominees listed below
  Richard B. Madden; Richard M. Morrow; John M. Richards; Reuben F. Richards;
                           Frederick T. Weyerhaeuser
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
         ------------------------------------------------------------

2.RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK AS INDEPENDENT AUDITORS:
                     FOR [_]    AGAINST [_]    ABSTAIN [_]

3.ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE SAID MEETING.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL ITEMS.
                                     (Continued and to be signed on other side)

                             POTLATCH CORPORATION
         SAVINGS PLAN FOR HOURLY EMPLOYEES OF THE WOOD PRODUCTS GROUP CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    PLEASE MARK YOUR VOTING INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD.
     YOUR SHARES WILL BE VOTED AS DIRECTED, BUT IF NOT OTHERWISE DIRECTED,
       FOR THE ELECTION OF FIVE DIRECTORS AND FOR PROPOSAL 2. IF YOU DO
             NOT RETURN THIS CARD, THE TRUSTEE MUST VOTE YOUR PLAN
             SHARES IN THE SAME PROPORTION AS VOTED BY OTHER PLAN
                                 PARTICIPANTS.

                                                  -----------------------------
                                                  (Please sign exactly as name
                                                      appears to the left)
                                                  Dated: ________________, 1994

PUTNAM FIDUCIARY TRUST COMPANY, TRUSTEE:

                              POTLATCH CORPORATION
          SAVINGS PLAN FOR HOURLY EMPLOYEES OF THE PULP AND PAPERBOARD
                AND CONSUMER PRODUCTS DIVISIONS, LEWISTON, IDAHO
 CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  You are authorized and instructed to vote all stock in my Accounts under the Potlatch Corporation Savings Plan for Hourly Employees of the Pulp and Paperboard and Consumer Products Divisions, Lewiston, Idaho, at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 19, 1994, or at any adjournment thereof.

1.ELECTION OF FIVE DIRECTORS TO SERVE UNTIL THE 1997 ANNUAL MEETING OF
STOCKHOLDERS:
[_]FOR all nominees listed below      [_]WITHHOLD AUTHORITY to vote
(except as marked to the contrary below) for all nominees listed below
  Richard B. Madden; Richard M. Morrow; John M. Richards; Reuben F. Richards;
                           Frederick T. Weyerhaeuser
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
         ------------------------------------------------------------

2.RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK AS INDEPENDENT AUDITORS:
                     FOR [_]    AGAINST [_]    ABSTAIN [_]

3.ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE SAID MEETING.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL ITEMS.
                                      (Continued and to be signed on other side)

                              POTLATCH CORPORATION
          SAVINGS PLAN FOR HOURLY EMPLOYEES OF THE PULP AND PAPERBOARD
                AND CONSUMER PRODUCTS DIVISIONS, LEWISTON, IDAHO
 CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  PLEASE MARK YOUR VOTING INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD. YOUR
      SHARES WILL BE VOTED AS DIRECTED, BUT IF NOT OTHERWISE DIRECTED, FOR
        THE ELECTION OF FIVE DIRECTORS AND FOR PROPOSAL 2. IF YOU DO NOT
          RETURN THIS CARD, THE TRUSTEE MUST VOTE YOUR PLAN SHARES IN
            THE SAME PROPORTION AS VOTED BY OTHER PLAN PARTICIPANTS.

                                                  -----------------------------
                                                  (Please sign exactly as name
                                                      appears to the left)
                                                  Dated: ________________, 1994

PUTNAM FIDUCIARY TRUST COMPANY, TRUSTEE:

                              POTLATCH CORPORATION
          SAVINGS PLAN FOR HOURLY EMPLOYEES OF THE PULP AND PAPERBOARD
                      ARKANSAS DIVISION, CYPRESS BEND MILL
 CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  You are authorized and instructed to vote all stock in my Accounts under the Potlatch Corporation Savings Plan for Hourly Employees of the Pulp and Paperboard Arkansas Division, Cypress Bend Mill at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 19, 1994, or at any adjournment thereof.

1.ELECTION OF FIVE DIRECTORS TO SERVE UNTIL THE 1997 ANNUAL MEETING OF
STOCKHOLDERS:
[_]FOR all nominees listed below      [_]WITHHOLD AUTHORITY to vote
(except as marked to the contrary below) for all nominees listed below
  Richard B. Madden; Richard M. Morrow; John M. Richards; Reuben F. Richards;
                           Frederick T. Weyerhaeuser
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
         ------------------------------------------------------------

2.RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK AS INDEPENDENT AUDITORS:
                     FOR [_]    AGAINST [_]    ABSTAIN [_]

3.ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE SAID MEETING.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL ITEMS.
                                      (Continued and to be signed on other side)

                              POTLATCH CORPORATION
          SAVINGS PLAN FOR HOURLY EMPLOYEES OF THE PULP AND PAPERBOARD
                      ARKANSAS DIVISION, CYPRESS BEND MILL
 CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  PLEASE MARK YOUR VOTING INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD. YOUR
      SHARES WILL BE VOTED AS DIRECTED, BUT IF NOT OTHERWISE DIRECTED, FOR
        THE ELECTION OF FIVE DIRECTORS AND FOR PROPOSAL 2. IF YOU DO NOT
          RETURN THIS CARD, THE TRUSTEE MUST VOTE YOUR PLAN SHARES IN
            THE SAME PROPORTION AS VOTED BY OTHER PLAN PARTICIPANTS.

                                                  -----------------------------
                                                  (Please sign exactly as name
                                                      appears to the left)
                                                  Dated: ________________, 1994

                                                             POTLATCH  LOGO

                                                             POTLATCH
                                                             CORPORATION

                                                             One Maritime
                                                             Plaza
                                                             PO Box 193591
                                                             San Francisco,
                                                             California 94119-
                                                             3591
                                                             Telephone (415)
                                                             576-8800

                                                                  March 24, 1994

Dear Bank, Broker or Nominee:

  Under the Charter of Potlatch Corporation, stockholders who were the beneficial owners of shares of Common Stock on the record date for the upcoming meeting of stockholders and who have owned such shares continuously from and including March 1, 1990 will be entitled to exercise four (4) votes per share for each such share upon submitting acceptable evidence of beneficial ownership to the Company. Also under the Charter, stockholders who own shares of Common Stock in "street" or "nominee" name or through a broker, clearing agency, voting trustee, bank, trust company or other nominee are presumed to be entitled to exercise one (1) vote per share for each such share. To become entitled to four (4) votes per share, a stockholder must provide written proof that there has been no change in the beneficial ownership of his or her shares from and including March 1, 1990. Such proof must consist of a written certification in the form provided on the proxy card.

  In certain circumstances, the Company may rely on your representation with respect to the beneficial owners of shares of Common Stock of Potlatch Corporation held in your name who are entitled to exercise four (4) votes per share, provided that such beneficial owners have completed and returned to you for your records written certifications in the form provided on the proxy card as to their beneficial ownership and you have forwarded a summary of such voting information on the summary proxy card on the reverse side of this letter to Potlatch Corporation or its agent. HOWEVER, THE COMPANY UNCONDITIONALLY RESERVES THE RIGHT TO REVIEW EACH AND EVERY WRITTEN CERTIFICATION ON ANY PROXY CARD COMPLETED BY A BENEFICIAL OWNER OF SHARES OF COMMON STOCK OF POTLATCH CORPORATION TO DETERMINE WHETHER SUCH BENEFICIAL OWNER IS ENTITLED TO EXERCISE THE CLAIMED FOUR (4) VOTES PER SHARE.

                                          Very truly yours,


                                          /s/ Sandra T. Powell

                                          Sandra T. Powell
                                          Vice President, Financial Services
                                          and Secretary

PROXY                        POTLATCH CORPORATION                         PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby authorizes RICHARD B. MADDEN, JOHN M. RICHARDS and SANDRA T. POWELL, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Potlatch Corporation to be held on May 19, 1994, or at any adjournment thereof.

                                                    SHARES AS TO WHICH THERE                   SHARES AS TO WHICH THERE
                                                      HAS BEEN NO CHANGE IN                       HAS BEEN A CHANGE IN
                                             BENEFICIAL OWNERSHIP SINCE MARCH 1, 1990   BENEFICIAL OWNERSHIP SINCE MARCH 1, 1990
                                             ----------------------------------------   ----------------------------------------
                                                        (POST NUMBER OF SHARES                     (POST NUMBER OF SHARES
                                                         not number of votes)                       not number of votes)

                                              FOR      WITHHOLD                       FOR      WITHHOLD
                                              ---      --------                       ---      --------

1.ELECTION OF FIVE DIRECTORS TO SERVE UNTIL
  THE 1997 ANNUAL MEETING OF STOCKHOLDERS:

                         R. B. Madden        ____ shs. ____ shs.                      ____ shs. ____ shs.
                         R. M. Morrow        ____ shs. ____ shs.                      ____ shs. ____ shs.
                         J. M. Richards      ____ shs. ____ shs.                      ____ shs. ____ shs.
                         R. F. Richards      ____ shs. ____ shs.                      ____ shs. ____ shs.
                         F. T. Weyerhaeuser  ____ shs. ____ shs.                      ____ shs. ____ shs.

                                               FOR         AGAINST      ABSTAIN          FOR         AGAINST      ABSTAIN
                                               ---         -------      -------          ---         -------      -------
2.RATIFICATION OF THE SELECTION OF
KPMG PEAT MARWICK AS INDEPENDENT
AUDITORS
                                               ____ shs.   ____ shs.    ____ shs.       ____ shs.    ____ shs.    ____ shs.
                                                              POST ONLY RECORD POSITION. DO NOT TABULATE VOTES.

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL ITEMS.

THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NOT OTHERWISE DIRECTED, FOR THE ELECTION OF FIVE DIRECTORS AND FOR PROPOSAL 2.
IF THE SUMMARY VOTING TABLE ABOVE IS NOT COMPLETED, IT WILL BE DEEMED FOR PURPOSES OF THIS PROXY THAT THERE HAS BEEN A CHANGE IN THE BENEFICIAL OWNERSHIP OF ALL COMMON SHARES COVERED HEREBY SUBSEQUENT TO MARCH 1, 1990.

                                              DATED: ____________________, 1994
                                              _________________________________
                                              _________________________________
                                              _________________________________
                                              (SIGN NAME EXACTLY AS IMPRINTED
                                              HEREON. IN SIGNING AS ATTORNEY,
                                              EXECUTOR, ADMINISTRATOR, TRUSTEE
                                              OR GUARDIAN, GIVE FULL TITLE AS
                                              SUCH. IF SIGNER IS A
                                              CORPORATION, GIVE FULL CORPORATE
                                              NAME AND SIGN BY DULY AUTHORIZED
                                              OFFICER, SHOWING THE OFFICER'S
                                              TITLE.)
                                                PLEASE DATE, SIGN AND RETURN

                                                Putnam Place
                                                859 Willard Street
                                                Quincy, Massachusetts 02269-9110




PUTNAM INVESTMENTS




March 24, 1994




Dear Participant of the Potlatch Savings Plan:

The Board of Directors of Potlatch Corporation is soliciting proxies to be used at the Annual Meeting of Stockholders to be held on May 19, 1994 and any adjournment thereof. Enclosed are Potlatch Corporation's Proxy Statement for its 1994 Annual Meeting of Stockholders and a card on which you can indicate your voting instructions.

The stock in your account under the Savings Plan is held by us as Trustee. Please see the enclosed Confidential Voting Card for details on how your shares will be voted. In accordance with the time-phased voting provision of Potlatch Corporation's Restated Certificate of Incorporation, you are entitled to four votes for each share in your account on the matters to be voted upon at this year's Annual Meeting. The matters to be presented at the meeting are described in detail in the attached Notice of Meeting and Proxy Statement.

Please mark your voting instructions on the enclosed card and date, sign and return this card in the enclosed envelope. Your vote will be held in confidence.




Very Truly Yours,



Putnam Fiduciary Trust Company